Exhibit 99.5

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated combined financial data reflects Atlas Resource Partners, L.P.’s (the “Partnership”) historical results as adjusted on a pro forma basis to give effect to its acquisitions of (i) certain assets from Carrizo Oil & Gas, Inc. (NASDAQ: CRZO; “Carrizo”) on April 30, 2012 and the related issuance of 6.0 million common limited partner units in a private placement to partially fund the purchase price, and (ii) certain proved reserves and associated assets from Titan Operating, L.L.C. (“Titan”) on July 25, 2012 for 3.8 million Partnership common units and 3.8 million convertible Class B preferred units, as well as $15.4 million in cash for closing adjustments. The estimated adjustments to effect the acquisitions are described in the notes to the unaudited pro forma financial data.

The unaudited pro forma consolidated balance sheet information as of June 30, 2012 reflects the acquisition of Titan for 3.8 million Partnership common units and 3.8 million convertible Class B preferred units, as well as $15.4 million in cash for closing adjustments, which was funded through borrowings under the Partnership’s revolving credit facility. In addition, Carrizo was included in the historical balance sheet as the acquisition occurred on April 30, 2012.

The unaudited pro forma consolidated combined statements of operations information for the six months ended June 30, 2012 and the twelve months ended December 31, 2011 reflect the following transactions as if they occurred as of the beginning of the respective period:

•

the acquisition of Titan for 3.8 million Partnership common units and 3.8 million convertible Class B preferred units, as well as $15.4 million in cash for closing adjustments, which was funded through borrowings under the Partnership’s revolving credit facility; and

•

the acquisition from Carrizo for gross cash consideration of $190.0 million, net of $3.0 million of purchase price reductions for working capital and other amounts, which was funded through (i) the private placement of 6,027,945 common limited partner units to investors at a negotiated purchase price of $20.00 per unit and (ii) borrowings of $67.5 million under the Partnership’s revolving credit facility.

The unaudited pro forma consolidated balance sheet and the pro forma consolidated combined statements of operations were derived by adjusting the Partnership’s historical consolidated combined financial statements. However, management of the Partnership believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented is for informational purposes only and is based upon available information and assumptions that management of the Partnership believes are reasonable under the circumstances. This unaudited pro forma financial information is not necessarily indicative of what the financial position or results of operations of the Partnership would have been had the transactions been consummated on the dates assumed, nor are they necessarily indicative of any future operating results or financial position. The Partnership may have performed differently had the transactions actually occurred on the dates assumed.

The Partnership was formed in October 2011 by Atlas Energy, L.P. (“ATLS”), a publicly traded master-limited partnership (NYSE: ATLS), to own and operate substantially all of ATLS’s exploration and production assets, which were transferred to the Partnership on March 5, 2012. In February 2012, the board of directors of ATLS’s general partner approved the distribution of 5.24 million of the Partnership’s common limited partner units which were distributed on March 13, 2012 to ATLS’ unitholders using a ratio of 0.1021 of the Partnership’s common limited partner units for each of ATLS’ common units owned on the record date of February 28, 2012.

The Partnership’s historical consolidated balance sheet at June 30, 2012 and the portion of its historical consolidated combined statement of operations for the six months ended June 30, 2012 subsequent to the transfer of assets on March 5, 2012 include its and its wholly-owned subsidiaries accounts. The portion of the Partnership’s historical consolidated combined statements of operations for the six months ended June 30, 2012 prior to the transfer of assets on March 5, 2012 and the combined statement of operations for the year ended December 31, 2011 were derived from the separate records maintained by ATLS and may not necessarily be indicative of the conditions that would have existed if the Partnership had been operated as an unaffiliated entity. Accounting principles general accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in consolidated combined balance sheets and related consolidated combined statements of operations. Such estimates included allocations made from the historical accounting records of ATLS, based on management’s best estimates, in order to derive the Partnership’s financial statements for the periods presented prior to the transfer of assets. Actual balances and results could be different from those estimates.

On February 17, 2011, ATLS acquired its exploration and production assets (the “Transferred Business”) from Atlas Energy, Inc. (“AEI”), the former owner of ATLS’s general partner. Upon its acquisition, ATLS’s management determined that the acquisition constituted a transaction between entities under common control. In comparison to the acquisition method of accounting, whereby the purchase price for the asset acquisition would have been allocated to identifiable assets and liabilities of the Transferred Business with any excess treated as goodwill, transfers between entities under common control require that assets and liabilities be recognized by the acquirer at historical carrying value at the date of transfer, with any difference between the purchase price and the net book value of the assets recognized as an adjustment to partners’ capital. Also, in comparison to the acquisition method of accounting, whereby the results of operations and the financial position of the Transferred Business would have been included in ATLS’s consolidated combined financial statements from the date of acquisition, transfers between entities under common control require the acquirer to reflect the effect of the assets acquired and liabilities assumed and the related results of operations at the beginning of the period during which it was acquired and retrospectively adjust its prior year financial statements to furnish comparative information. As such, ATLS reflected the impact of the acquisition of the Transferred Business on its consolidated combined financial statements, which are the basis of the Partnership’s consolidated combined financial statements for the period prior to the transfer of assets on March 5, 2012, in the following manner:

•

Recognized the assets acquired and liabilities assumed from the Transferred Business at their historical carrying value at the date of transfer, with any difference between the purchase price and the net book value of the assets recognized as an adjustment to partners’ capital; and

•

Retrospectively adjusted its consolidated combined financial statements for any date prior to February 17, 2011, the date of the Transferred Business acquisition, to reflect its results on a consolidated combined basis with the results of the Transferred Business as of or at the beginning of the respective period. The Transferred Business’ historical financial statements prior to the date of acquisition reflect an allocation of general and administrative expenses determined by AEI to the underlying business segments, including the Transferred Business. ATLS has reviewed AEI’s general and administrative expense allocation methodology, which is based on the relative total assets of AEI and the Transferred Business, for the Transferred Business’ historical financial statements prior to the date of acquisition and believes the methodology is reasonable and reflects the approximate general and administrative costs of its underlying business segments.

With regard to the calculation of pro forma net income (loss) per common limited partner unit, the general partner’s Class A unit interest in net income (loss) is calculated on a quarterly basis based upon its 2% Class A ownership interest and incentive distributions, with a priority allocation of net income in an amount equal to the general partner’s actual incentive distributions for the respective period, in accordance with the partnership agreement, and the remaining net income or loss is allocated with respect to the general partner’s and limited partners’ ownership interests.

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2012

(in thousands)

(Unaudited)

	Historical	Historical Titan	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$25,143	$1,369	$18,862	(a)	$26,512
			(18,862	) (a)

Accounts receivable	22,067	5,006	—		27,073
Current portion of derivative asset	16,127	—	—		16,127
Prepaid expenses and other	7,173	179	—		7,352

Total current assets	70,510	6,554	—		77,064

PROPERTY, PLANT AND EQUIPMENT, NET	752,505	196,039	19,389	(b)	967,933
GOODWILL AND INTANGIBLE ASSETS, NET	33,193	—	—		33,193
LONG-TERM DERIVATIVE ASSET	19,554	—	—		19,554
OTHER ASSETS, NET	8,090	826	—		8,916

	$883,852	$203,419	$19,389		$1,106,660

LIABILITIES AND PARTNERS’ CAPITAL/EQUITY

CURRENT LIABILITIES:
Accounts payable	$26,006	$458	$—		$26,464

Liabilities associated with drilling contracts	18,757	—	—		18,757
Current portion of derivative liability	—	710	—		710
Current portion of derivative payable to Drilling Partnerships	15,880	—	—		15,880
Accrued well drilling and completion costs	34,936	—	—		34,936
Revenue distribution payable	—	2,889	—		2,889
Accrued liabilities	21,209	925	—		22,134

Total current liabilities	116,788	4,982	—		121,770

LONG-TERM DEBT	144,000	70,000	(70,000	) (b)	162,862
			18,862	(a)
LONG-TERM DERIVATIVE LIABILITY	128	766	—		894
LONG-TERM DERIVATIVE PAYABLE TO DRILLING PARTNERSHIPS	8,508	—	—		8,508
ASSET RETIREMENT OBLIGATIONS AND OTHER	51,046	1,660	—		52,706

COMMITMENTS AND CONTINGENCIES

PARTNERS’ CAPITAL/EQUITY:
General partner’s interests	8,135	—	—		8,135
Common limited partners’ interests	521,002	—	98,393	(a)	619,271
			(124	) (a)
Preferred limited partners’ interests	—	—	98,393	(a)	98,269
			(124	) (a)

Equity	—	126,011	89,389	(b)	—
			(215,400	) (a)
Accumulated other comprehensive income	34,245	—	—		34,245

Total partners’ capital/equity	563,382	126,011	70,527		759,920

	$883,852	$203,419	$19,389		$1,106,660

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(in thousands)

(Unaudited)

	Historical	Historical Carrizo	Historical Titan	Adjustments		Pro Forma
REVENUES:
Gas and oil production	$36,624	$6,878	$9,733	$—		$53,235
Well construction and completion	55,960	—	—	—		55,960
Gathering and processing	6,177	—	—	—		6,177
Administration and oversight	4,146	—	—	—		4,146
Well services	10,258	—	—	—		10,258
Loss on mark-to-market derivatives	—	—	(1,477)	—		(1,477)
Other, net	(5,019)	—	67	—		(4,952)

Total revenues	108,146	6,878	8,323	—		123,347

COSTS AND EXPENSES:
Gas and oil production	8,952	4,278	3,988	—		17,218
Well construction and completion	48,301	—	—	—		48,301
Gathering and processing	8,627	—	—	—		8,627
Well services	4,844	—	—	—		4,844
General and administrative	32,280	—	1,532	—		33,812
Depreciation, depletion and amortization	19,930	—	10,170	5,491	(c)	35,660
				69	(d)

Total costs and expenses	122,934	4,278	15,690	5,560		148,462

OPERATING INCOME (LOSS)	(14,788)	2,600	(7,367)	(5,560)		(25,115)
Interest expense	(1,106)	—	(1,520)	(551	) (e)	(3,690)
				(279	) (f)
				(234	) (g)
Loss on asset sales and disposal	(7,021)	—	—	—		(7,021)

NET INCOME (LOSS)	(22,915)	2,600	(8,887)	(6,624)		(35,826)

Preferred unit dividends	—	—	—	(3,073	) (h)	(3,073)

NET INCOME (LOSS) ATTRIBUTABLE TO OWNERS’ INTEREST/COMMON LIMITED PARTNERS AND THE GENERAL PARTNER’S INTERESTS	$(22,915)	$2,600	$(8,887)	$(9,697)		$(38,899)

ALLOCATION OF NET INCOME (LOSS):
Portion applicable to owners’ interest (period prior to the transfer of assets on March 5, 2012)	$250					$(5,371)
Portion applicable to common limited partners and the general partner’s interests (period subsequent to the transfer of assets on March 5, 2012)	(23,165)					(33,528)

NET INCOME (LOSS)	$(22,915)					$(38,899)

ALLOCATION OF NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS AND THE GENERAL PARTNER:
Common limited partners’ interest	$(22,702)					$(32,857)
General partner’s interest	(463)					(671)

Net loss attributable to common limited partners and the general partner	$(23,165)					$(33,528)

NET LOSS ATTRIBUTABLE TO COMMON LIMITED PARTNERS PER UNIT:
Basic	$(0.77)					$(0.91)

Diluted	$(0.77)					$(0.91)

WEIGHTED AVERAGE COMMON LIMITED PARTNER UNITS OUTSTANDING:
Basic and Diluted	29,367					36,070

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(in thousands)

(Unaudited)

	Historical	Historical Carrizo	Historical Titan	Adjustments		Pro Forma
REVENUES:
Gas and oil production	$66,979	$47,118	$30,886	$—		$144,983
Well construction and completion	135,283	—	—	—		135,283
Gathering and processing	17,746	—	—	—		17,746
Administration and oversight	7,741	—	—	—		7,741
Well services	19,803	—	—	—		19,803
Other, net	(30)	—	327	—		297

Total revenues	247,522	47,118	31,213	—		325,853

COSTS AND EXPENSES:
Gas and oil production	17,100	13,936	5,330	—		36,366
Well construction and completion	115,630	—	—	—		115,630
Gathering and processing	20,842	—	—	—		20,842
Well services	8,738	—	—	—		8,738
General and administrative	27,536	—	2,556	—		30,092
Depreciation, depletion and amortization	30,869	—	26,527	23,165	(c)	80,771
				210	(d)
Long-lived asset impairment	6,995	—	196,835	—		203,830

Total costs and expenses	227,710	13,936	231,248	23,375		496,269

OPERATING INCOME (LOSS)	19,812	33,182	(200,035)	(23,375)		(170,416)
Interest expense	—	—	(2,055)	(1,650	) (e)	(5,011)
				(838	) (f)
				(468	) (g)
Gain on asset sales	87	—	—	—		87

NET INCOME (LOSS)	19,899	33,182	(202,090)	(26,331)		(175,340)

Preferred unit dividends	—	—	—	(6,147	) (h)	(6,147)

NET INCOME (LOSS) ATTRIBUTABLE TO OWNERS’ INTEREST/COMMON LIMITED PARTNERS AND THE GENERAL PARTNER’S INTERESTS	$19,899	$33,182	$(202,090)	$(32,478)		$(181,487)

ALLOCATION OF NET INCOME (LOSS):
Portion applicable to owners’ interest (period prior to the transfer of assets on March 5, 2012)	$19,899					$(181,487)
Portion applicable to common limited partners and the general partner’s interests (period subsequent to the transfer of assets on March 5, 2012)	—					—

NET INCOME (LOSS)	$19,899					$(181,487)

ATLAS RESOURCE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a)	To reflect the consummation of the Titan acquisition through the transfer to Titan of gross consideration of $215.4 million, comprised of 3.8 million Partnership common units, 3.8 million Partnership Class B preferred units and $15.4 million of cash. In addition, the Partnership paid $3.4 million of transaction costs, of which $0.2 million were allocated between preferred and common limited partner equity. The Partnership funded the $18.8 million of cash costs through borrowings under its revolving credit facility.
(b)	To reflect the preliminary purchase price allocation of the Titan acquisition. The purchase price allocation for the assets acquired and liabilities assumed is based upon their estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate this preliminary allocation.
(c)	To reflect incremental depreciation, depletion and amortization expense, using the units-of-production method, related to the oil and natural gas properties acquired from Carrizo.
(d)	To reflect incremental accretion expense related to $3.9 million of asset retirement obligations on oil and natural gas properties acquired from Carrizo.
(e)	To reflect the adjustment to interest expense to finance the $67.5 million of borrowings under the Partnership’s revolving credit facility to partially fund the acquisition of assets from Carrizo based on its current interest rate of 2.5%.
(f)	To reflect the amortization of deferred financing costs incurred as a result of the Carrizo acquisition related to the Partnership’s revolving credit facility over the remainder of the facility’s respective term.
(g)	To reflect the adjustment to interest expense to finance the $18.8 million of borrowings under the Partnership’s revolving credit facility to partially fund the acquisition of Titan based on its current interest rate of 2.5%.
(h)	To reflect the Class B preferred unit dividend payment of $0.40 per quarter per Class B preferred unit.